UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2005

Jarden Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-21052	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On July 28, 2005, we issued a press release announcing our financial results for the quarter ended June 30, 2005. A copy of our press release announcing our earnings results for the quarter ended June 30, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The earnings press release furnished herewith contains financial measures that are not in accordance with generally accepted accounting principles in the United States ("GAAP"). For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a Company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Net income and diluted earnings per share, excluding the items discussed below, are non-GAAP financial measures and have been presented herein because management of the Company uses these financial measures in monitoring and evaluating the Company's ongoing financial results and trends. Management believes that these non-GAAP operating performance measures are useful for investors because they enhance investors' ability to analyze trends in the Company's business and compare the Company's financial and operating performance to the performance of the Company's peers. Additionally, the Company's credit agreement has provided for manufacturer's profit in inventory adjustments required for purchase accounting, reorganization and acquisition-related integration costs and loss on early extinguishment of debt to be excluded in calculations used for determining whether the Company is in compliance with certain credit agreement covenants.

The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

The information in this Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

            (c)    Exhibits. The following Exhibit is filed herewith as part of this report:

Exhibit	Description
99.1	Press Release of Jarden Corporation, dated July 28, 2005, with respect to our financial results for the quarter ended June 30, 2005 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2005

JARDEN CORPORATION
By:	/s/ Desiree DeStefano
Name: Desiree DeStefano
Title: Executive Vice President of Finance

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release of Jarden Corporation, dated July 28, 2005, with respect to our financial results for the quarter ended June 30, 2005 (furnished only).